THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR WITHOUT AN EXEMPTION THEREFROM OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

May 15, 2015 40,000 CLASS B WARRANTS

BRISSET BEER INTERNATIONAL, INC.

This Warrant Certificate certifies that __________________(the “Warrantholder”), is the registered holder of 40,000 Warrants (the “Warrants”) to purchase shares (the “Warrant Shares”) of Common Stock of Brisset Beer International, Inc. (the “Company”).  Each Warrant entitles the holder, subject to the satisfaction of the conditions to exercise set forth herein, to purchase from the Company at any time or from time to time on and after the date hereof (the “Warrant Commencement Date”) and terminate on or prior to 5:00 p.m., Eastern time, on May 6, 2020 (the “Warrant Expiration Date”) one fully paid and nonassessable Warrant Share at an exercise price of $0.30 per Warrant Share (the “Exercise Price”).  The number of Warrant Shares for which each Warrant is exercisable and the Exercise Price are subject to adjustment as provided herein.

Warrants may be exercised, in whole or in part (but not as to any fractional part of a Warrant), at any time or from time to time on and after the Warrant Commencement Date and on or prior to 5:00 p.m., Eastern time, on the Warrant Expiration Date.

In order to exercise any Warrant, Warrantholder shall deliver to the Company at its office the following: (i) a written notice in the form of the Election to Purchase appearing at the end of the form of Warrant Certificate of such Warrantholder’s election to exercise the Warrants, which notice shall specify the number of such Warrantholder’s Warrants being exercised; (ii) this Warrant Certificate and (iii) payment of the aggregate Exercise Price. Payment of the Exercise Price with respect to Warrants being exercised hereunder shall be made by the payment to the Company, in cash, by check or wire transfer, of an amount equal to the Exercise Price multiplied by the number of Warrants then being exercised.  Upon receipt thereof, the Company shall, as promptly as practicable, execute and deliver or cause to be executed and delivered, to or upon the written order of Warrantholder, and in the name of Warrantholder or Warrantholder’s designee, a stock certificate or stock certificates representing the number of Warrant Shares to be issued on exercise of the Warrant(s).  If the Warrant Shares shall in accordance with the terms thereof have become automatically convertible into shares of the Company’s Common Stock prior to the time a Warrant is exercised, the Company shall in lieu of issuing shares of Common Stock, issue to the Warrantholder or its designee on exercise of such Warrant, a stock certificate or stock certificates representing the number of shares of Common Stock into which the Warrant Shares issuable on exercise of such Warrant are convertible.  The certificates issued to Warrantholder or its designee shall bear any restrictive legend required under applicable law, rule or regulation.  The stock certificate or certificates so delivered shall be registered in the name of Warrantholder or such other name as shall be designated in said notice.  A Warrant shall be deemed to have been exercised and such stock certificate or stock certificates shall be deemed to have been issued, and such holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date that such notice, together with payment of the aggregate Exercise Price and the Warrant Certificate or Warrant Certificates evidencing the Warrants to be exercised, is received by the Company as aforesaid.  If the Warrants evidenced by any Warrant Certificate are exercised in part, the Company shall, at the time of delivery of the stock certificates, deliver to the holder thereof a new Warrant Certificate evidencing the Warrants that were not exercised or surrendered, which shall in all respects (other than as to the number of Warrants evidenced thereby) be identical to the Warrant Certificate being exercised.  Any Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Company.

No Warrant may be sold, pledged, hypothecated, assigned, conveyed, transferred or otherwise disposed of without the agreement of the Company.

All rights of Warrantholder with respect to any Warrant that has not been exercised, on or prior to 5:00 p.m., Eastern time, on the Warrant Expiration Date shall immediately cease and such Warrants shall be automatically cancelled and void.

Adjustment of Number of Warrant Shares Issuable Upon Exercise of a Warrant and Adjustment of Exercise Price.

A. Adjustment for Stock Splits, Stock Dividends, Recapitalizations.  The number of Warrant Shares issuable upon exercise of each Warrant and the Exercise Price shall each be proportionately adjusted to reflect any stock dividend, stock split, reverse stock split, recapitalization or the like affecting the number of outstanding shares of Common Stock that occurs after the date hereof.

B. Adjustments for Reorganization, Consolidation, Merger.  If after the date hereof, the Company (or any other entity, the stock or other securities of which are at the time receivable on the exercise of the Warrants), consolidates with or merges into another entity or conveys all or substantially all of its assets to another entity, then, in each such case, Warrantholder, upon any permitted exercise of a Warrant (as provided herein), at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of the Warrant prior to such consummation, the stock or other securities or property to which such Warrantholder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if such Warrantholder had exercised the Warrant immediately prior thereto, all subject to further adjustment as provided in this Section.  The successor or purchasing entity in any such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to Warrantholder a written acknowledgment of such entity’s obligations under the Warrants and this Agreement.

C. Notice of Certain Events.

Upon the occurrence of any event resulting in an adjustment in the number of Warrant Shares (or other stock or securities or property) receivable upon the exercise of the Warrants or the Exercise Price, the Company shall promptly thereafter (i) compute such adjustment in accordance with the terms of the Warrants, (ii) prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, and (iii) mail copies of such certificate to Warrantholder.

The Company shall not, by amendment of its certificate of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issuance or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of the Warrants or this Agreement, and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of Warrantholder under the Warrants and this Agreement against wrongful impairment.  Without limiting the generality of the foregoing, the Company:  (i) shall not set or increase the par value of any Warrant Shares above the amount payable therefor upon exercise, and (ii) shall take all actions that are necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of the Warrants.

No holder, as such, of any Warrant Certificate shall be entitled to vote, receive dividends or be deemed the holder of Common Stock which may at any time be issuable on the exercise of the Warrants represented thereby for any purpose whatever, nor shall anything contained herein or in any Warrant Certificate be construed to confer upon the holder of any Warrant Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), or to receive notice of meetings or other actions affecting stockholders or to receive dividend or subscription rights, or otherwise, until such Warrant Certificate shall have been exercised in accordance with the provisions hereof and the receipt and collection of the Exercise Price and any other amounts payable upon such exercise by the Company.  No provision hereof, in the absence of affirmative action by Warrantholder to purchase Warrant Shares shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

This Warrant Certificate issued hereunder shall be governed by and construed in accordance with the laws of the state of Nevada and the federal laws of the United States applicable herein.

BRISSET BEER INTERNATIONAL, INC.

By: ___________________________
Name: Stephane Pilon
Title: President, CEO

Form of Election to Purchase

The undersigned hereby irrevocably elects to exercise _________ of the Warrants evidenced by the attached Warrant Certificate to purchase Warrant Shares, and herewith tenders (or is concurrently tendering) payment for such Warrant Shares in an amount determined in accordance with the terms of the Warrant Agreement.  The undersigned requests that a certificate representing such Warrant Shares be registered in the name of , whose address is  and that such certificate be delivered to , whose address is .  If said number of Warrants is less than the number of Warrants evidenced by the Warrant Certificate (as calculated pursuant to the Warrant Agreement), the undersigned requests that a new Warrant Certificate evidencing the number of Warrants evidenced by this Warrant Certificate that are not being exercised be registered in the name of , whose address is  and that such Warrant Certificate be delivered to , whose address is .

Dated:                                   ,

Name of holder of Warrant Certificate:

________________________________________

________________________________________
                 (Please Print)

Address: _________________________________

________________________________________

Federal Tax ID No.: _________________________

Signature: ________________________________

Note:
The above signature must correspond with the name as written in the first sentence of the attached Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and if the certificate evidencing the Warrant Shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which this Warrant Certificate is registered, the signature above must be guaranteed.

Dated:                           ,